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                                          EXHIBIT 21: SUBSIDIARIES OF REGISTRANT

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                        DIRECT SUBSIDIARIES               INDIRECT SUBSIDIARIES          STATE/JURISDICTION OF INCORPORATION
                        -------------------               ---------------------          -----------------------------------
CIB MARINE BANCSHARES, INC.

                Central Illinois Bank                                                          Illinois Commercial Bank

                Hillside Investors                                                             Illinois Corporation

                                                         CIB Bank                              Illinois Commercial Bank

                                                         CIB Capital Holdings I, LLC           Delaware LLC

                                                         CIB Capital I, LLC                    Delaware LLC

                CIB Bank                                                                       Indiana Commercial Bank

                First Ozaukee Capital Corp.                                                    Wisconsin Corporation

                                                         Marine Bank                           Wisconsin Commercial Bank

                                                         Marine Investment Corporation         Nevada Subsidiary

                Marine Bank                                                                    Federal Savings Bank

                CIB Data Processing Services, Inc.                                             Illinois Corporation

                Mortgage Services, Inc.                                                        Illinois Corporation

                CIB Marine Capital Trust                                                       Delaware Business Trust

                CIB Statutory Trust III                                                        Connecticut Statutory Trust

                CIB Statutory Trust IV                                                         Connecticut Statutory Trust

                Citrus Financial Services, Inc.                                                Florida Corporation

                                                         Citrus Bank, NA                       National Banking Association

                CIB Marine Capital, LLC                                                        Wisconsin Limited Liability Company
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